SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________________________ FORM T-1 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) _______________________________________________________ UMB BANK, NATIONAL ASSOCIATION (Exact name of Trustee as specified in its charter) 44-0201230 I.R.S. Employer Identification No. 1010 Grand Blvd. Kansas City, Missouri 64106 (Address of principal executive offices) (Zip Code) Anthony Hawkins UMB BANK, NATIONAL ASSOCIATION 1010 Grand Blvd. Kansas City, MO 64106 (816) 860-3014 (Name, address and telephone number of agent for service) MURPHY OIL USA, INC. (Issuer with respect to the Securities) Delaware 71-0727492 (State or other jurisdiction of incorporation or organization) (I.R.S. Employer Identification No.) 200 Peach Street El Dorado, AR 77130-5836 (Address of Principal Executive Offices) (Zip Code) (For Co-Registrants, see “Table of Co-Registrants” on following page) Debt Securities Guarantees of Debt Securities (Title of the Indenture Securities)

TABLE OF CO-REGISTRANTS Exact Name of Registrant as Specified in Its Charter* State or Other Jurisdiction of Incorporation or Organization I.R.S. Employer Identification Number Murphy USA Inc. Delaware 46-2279221 864 Holdings, Inc. Delaware 27-0496160 864 Beverage, Inc. Texas 71-0831009 Murphy Oil Trading Company (Eastern) Delaware 71-6049824 Spur Oil Corporation Delaware 71-0361520 Superior Crude Trading Company Delaware 71-0818212 El Dorado Properties LLC Arkansas 82-0896632 QuickChek Realty L.L.C New Jersey 46-5471418 QuickChek Realty Bordertown Urban Renewal LLC New Jersey 61-0803030 Quick Chek Corporation New Jersey 22-1821697 *The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is c/o Murphy USA Inc., 200 Peach Street, El Dorado, Arkansas 71730-5836, Tel. (870) 875-7600.

FORM T-1 Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee. a) Name and address of each examining or supervising authority to which it is subject. The Comptroller of the Currency Mid-Western District 2345 Grand Avenue, Suite 700 Kansas City, Missouri 64108 Federal Reserve Bank of Kansas City Federal Reserve P.O. Station Kansas City, Missouri 64198 Supervising Examiner Federal Deposit Insurance Corporation 720 Olive Street, Suite 2909 St. Louis, Missouri 63101 b) Whether it is authorized to exercise corporate trust powers. Yes Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None Items 3-15 Items 3-15 are not applicable because, to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee. Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification. 1. A copy of the Articles of Association of the Trustee (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-74008). 2. Certificate of Authority from the Comptroller of the Currency evidencing a change of the corporate title of the Association (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-74008). 3. Certificate from the Comptroller of the Currency evidencing authority to exercise corporate trust powers and a letter evidencing a change of the corporate title of the Association (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-74008). 4. Bylaws, as amended of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-74008). 5. A copy of each Indenture referred to in Item 4. Not applicable. 6. The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Registration Statement No. 333-74008). 7. Report of Condition of the Trustee as of September 30, 2022 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

SIGNATURE Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, UMB BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Kansas City, State of Missouri on the 9th of December, 2022. By: /s/ Douglas Hare Douglas Hare Senior Vice President

Umb Bank, National Association - FDIC Certificate Number: 8273 Consolidated Report of Condition for Insured Banks and Savings Associations for September 30, 2022 All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter. Schedule RC—Balance Sheet Dollar Amounts in Thousands Assets 1. Cash and balances due from depository institutions (from Schedule RC-A): 1.a. 1.b. 2. Securities: 2.a. 2.b. 2.c. 3. Federal funds sold and securities purchased under agreements to resell: 3.a. 3.b. 4. Loans and lease financing receivables (from Schedule RC-C): 4.a. 4.b. 4.c. 4.d. 5. 6. 7. 8. 9. 10. 11. 12. Liabilities 13. Deposits: a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, Part I) 13.a. 13.a.1. 13.a.2. b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, Part II) 13.b. 13.b.1. 13.b.2. 14. Federal funds purchased and securities sold under agreements to repurchase: 14.a. 14.b. 15. 16. 1 Includes cash items in process of collection and unposted debits. 2 Includes time certificates of deposit not held for trading. 3 Institutions that have adopted ASU 2016-13 should report in item 2.a amounts net of any applicable allowance for credit losses, and item 2.a should equal Schedule RC-B, item 8, column A, less Schedule RI-B, Part II, item 7, column B. 4 Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities. 5 Includes all securities resale agreements, regardless of maturity. 6 Institutions that have adopted ASU 2016-13 should report in items 3.b and 11 amounts net of any applicable allowance for credit losses. 7 Institutions that have adopted ASU 2016-13 should report in item 4.c the allowance for credit losses on loans and leases. 8 Includes noninterest-bearing, demand, time, and savings deposits. 9 Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money." 10 Includes all securities repurchase agreements, regardless of maturity. FFIEC 031 Page 17 of 89 RC-1 RCFD Amount a. Noninterest-bearing balances and currency and coin (1)......................................................................................... 0081 388,556 b. Interest-bearing balances (2).................................................................................................................................... 0071 1,738,003 a. Held-to-maturity securities (from Schedule RC-B, column A) (3)............................................................................. JJ34 5,835,187 b. Available-for-sale debt securities (from Schedule RC-B, column D)......................................................................... 1773 7,128,238 c. Equity securities with readily determinable fair values not held for trading (4)....................................................... JA22 10,157 a. Federal funds sold............................................................................................................................................ RCON B987 9,010 b. Securities purchased under agreements to resell (5,6)................................................................................... RCFD B989 707,539 RCFD a. Loans and leases held for sale.................................................................................................................................. 5369 2,870 b. Loans and leases held for investment............................................................................. B528 19,883,558 c. LESS: Allowance for loan and lease losses (7)................................................................. 3123 184,913 d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c)......................................................... B529 19,698,645 5. Trading assets (from Schedule RC-D)........................................................................................................................... 3545 8,800 6. Premises and fixed assets (including capitalized leases).............................................................................................. 2145 210,206 7. Other real estate owned (from Schedule RC-M).......................................................................................................... 2150 68 8. Investments in unconsolidated subsidiaries and associated companies..................................................................... 2130 0 9. Direct and indirect investments in real estate ventures.............................................................................................. 3656 0 10. Intangible assets (from Schedule RC-M)...................................................................................................................... 2143 155,167 11. Other assets (from Schedule RC-F) (6)......................................................................................................................... 2160 1,422,065 12. Total assets (sum of items 1 through 11)..................................................................................................................... 2170 37,314,511 RCON 2200 32,014,996 (1) Noninterest-bearing (8).................................................................................... RCON 6631 14,085,537 (2) Interest-bearing................................................................................................ RCON 6636 17,929,459 RCFN 2200 0 (1) Noninterest-bearing......................................................................................... RCFN 6631 0 (2) Interest-bearing................................................................................................ RCFN 6636 0 a. Federal funds purchased in domestic offices (9).............................................................................................. RCON B993 54,440 b. Securities sold under agreements to repurchase (10)..................................................................................... RCFD B995 2,259,728 15. Trading liabilities (from Schedule RC-D)............................................................................................................. RCFD 3548 0 16. Other borrowed money (includes mortgage indebtedness) (from Schedule RC-M).......................................... RCFD 3190 0 Reporting Period: September 30, 2022 October 27, 2022 9:10 AM Form T-1 Exhibit 7

Umb Bank, National Association - FDIC Certificate Number: 8273 Schedule RC—Continued Dollar Amounts in Thousands Liabilities - continued 17. and 18. Not applicable 19. 20. 21. 22. Not applicable Equity Capital Bank Equity Capital 23. 24. 25. 26.a. 26.b. 26.c. 27.a. 27.b. 28. 29. Memoranda To be reported with the March Report of Condition. 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external M.1. 1a = An integrated audit of the reporting institution's financial 2b = An audit of the reporting institution's parent holding statements and its internal control over financial reporting company's consolidated financial statements only conducted in conducted in accordance with the standards of the American accordance with the auditing standards of the AICPA or the Institute of Certified Public Accountants (AICPA) or the Public PCAOB by an independent public accountant that submits Company Accounting Oversight Board (PCAOB) by an indepen- a report on the consolidated holding company (but not on dent publicaccountant that submits a report on the institution the institution separately) 1b = An audit of the reporting institution's financial statements only 3 = This number is not to be used conducted in accordance with the auditing standards of the 4 = Directors' examination of the bank conducted in accordance AICPA or the PCAOB by an independent public accountant that with generally accepted auditing standards by a certified public submits a report on the institution accounting firm (may be required by state-chartering authority) 2a = An integrated audit of the reporting institution's parent 5 = Directors' examination of the bank performed by other external holding company's consolidated financial statements and its auditors (may be required by state-chartering authority) internal control over financial reporting conducted in 6 = Review of the bank's financial statements by external auditors accordance with the standards of the AICPA or the PCAOB by 7 = Compilation of the bank's financial statements by external an independent public accountant that submits a report on the auditors consolidated holding company (but not on the 8 = Other audit procedures (excluding tax preparation work) institution separately) 9 = No external audit work To be reported with the March Report of Condition. M.2. 1 Includes limited-life preferred stock and related surplus. 2 Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and accumulated defined benefit pension and other postretirement plan adjustments. 3 Includes treasury stock and unearned Employee Stock Ownership Plan shares. FFIEC 031 Page 18 of 89 RC-2 RCFD Amount 19. Subordinated notes and debentures (1)...................................................................................................................... 3200 0 20. Other liabilities (from Schedule RC-G)......................................................................................................................... 2930 496,063 21. Total liabilities (sum of items 13 through 20).............................................................................................................. 2948 34,825,227 23. Perpetual preferred stock and related surplus............................................................................................................ 3838 0 24. Common stock............................................................................................................................................................. 3230 21,250 25. Surplus (excludes all surplus related to preferred stock)............................................................................................. 3839 1,024,822 26. a. Retained earnings.................................................................................................................................................... 3632 2,206,697 b. Accumulated other comprehensive income (2)....................................................................................................... B530 (763,485) c. Other equity capital components (3)........................................................................................................................ A130 0 27. a. Total bank equity capital (sum of items 23 through 26.c)........................................................................................ 3210 2,489,284 b. Noncontrolling (minority) interests in consolidated subsidiaries............................................................................ 3000 0 28. Total equity capital (sum of items 27.a and 27.b)........................................................................................................ G105 2,489,284 29. Total liabilities and equity capital (sum of items 21 and 28)........................................................................................ 3300 37,314,511 RCFD Number auditors as of any date during 2021................................................................................................................................. 6724 NR RCON Date 2. Bank's fiscal year-end date (report the date in MMDD format)...................................................................................... 8678 NR Reporting Period: September 30, 2022 October 27, 2022 9:10 AM